UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   September 13, 2011

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices)  (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the election of Paul J. Brown, Marvin R. Ellison, Victoria J. Reich and James F. Wright to its Board of Directors (See Item 5.07 below), H&R Block, Inc. (the “Company”) will enter into its standard form of Indemnification Agreement for Directors with Mr. Brown, Mr. Ellison, Ms. Reich and Mr. Wright.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	The 2011 annual meeting of shareholders of the Company was held on September 14, 2011.

(b)	The voting results of the proposals submitted to a vote of the Company’s shareholders at the annual meeting are set forth below.

1)	Each of the following nominees for director was elected to serve until the next annual meeting of shareholders or until a respective successor is elected and qualified:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Paul J. Brown	241,593,453	1,590,984	466,112	22,255,111
William C. Cobb	241,649,558	1,542,130	458,861	22,255,111
Marvin R. Ellison	241,597,838	1,589,448	463,263	22,255,111
Robert A. Gerard	227,539,177	15,646,432	464,940	22,255,111
David Baker Lewis	240,234,848	2,948,042	467,659	22,255,111
Victoria J. Reich	241,648,876	1,541,705	459,968	22,255,111
Bruce C. Rohde	228,446,996	14,726,119	477,434	22,255,111
Tom D. Seip	216,091,729	27,101,063	457,757	22,255,111
Christianna Wood	239,768,247	3,421,754	460,548	22,255,111
James F. Wright	241,620,792	1,549,951	479,806	22,255,111

2)	The advisory proposal on the Company’s executive compensation was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
211,779,246	30,499,050	1,372,253	22,255,111

3)	The advisory vote on the frequency of future advisory votes on the Company’s executive compensation was approved for 1 Year as follows:
1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
219,997,357	582,306	22,141,382	929,504	22,255,111

4)
The proposal for the approval of an amendment to the 2008 Deferred Stock Unit Plan for Outside Directors to increase the aggregate number of shares of Common Stock issuable under the Plan by 600,000 shares, from 300,000 shares to 900,000 shares, was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
213,784,604	29,436,094	429,851	22,255,111

5)	The proposal for the approval of the material terms of performance goals for performance shares issued pursuant to the 2003 Long-Term Executive Compensation Plan was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
226,738,244	16,452,332	459,973	22,255,111

6)	The proposal for the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent accountants for the fiscal year ending April 30, 2012 was approved as follows:
Votes For	Votes Against	Abstentions	Broker Non-Votes
264,789,359	790,990	325,311	0

(d)
In accordance with the recommendation of the Board of Directors and the voting results of the shareholders of the Company, the Company will include an advisory vote on executive compensation in its proxy materials once every year.

Item 8.01.	Other Events.

On September 13, 2011, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
99.1	Press Release Issued September 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date: September 15, 2011	By:/s/ Andrew J. Somora
Andrew J. Somora
Secretary

EXHIBIT INDEX

Exhibit 99.1                      Press Release Issued September 13, 2011.